Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Schedule of Cash and cash equivalents [Abstract]
Cash and cash equivalents	Cash and cash equivalents

(in €‘000)	December 31, 2024	December 31, 2023
Cash at banks	160,919	44,585
Total	160,919	44,585
The above figures reconcile to the amount of cash and cash equivalents shown in the consolidated statement of cash flows at the end of each reporting period.
The renewed credit facility is secured in part by pledges on the bank accounts. Refer to Note 25 for additional details and amounts.
The remaining cash and cash equivalents balance is at the free disposal of the Group for all periods presented, in line with the Company's business plan and the convertible debt received in December 2024. Please refer to Note 2.2 for further details on the Company's business plan. These pledges do not impact the ability of the Group to use these bank accounts and their balances.